SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 1, 2006


                            APOLO GOLD & ENERGY INC.
                           (Formerly Apolo Gold Inc.)
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             (Exact name of registrant as specified in its charter)

            Nevada                                          98-0412805
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  (State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                       Identification No.)

                           1209 - 409 Granville Street
                              Vancouver, BC V6C 1T2
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               (Address of principal executive offices)(Zip Code)

                                 (604) 687-4150
                                -----------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02   Departure of Directors of Principal Officers; Election of Directors;
            Appointment of Principal Officers

The Directors of Apolo Gold & Energy Inc., have appointed Mr. Peter Bojtos, P. Eng., Chairman, President, CEO, and a Director, effective February 1, 2006.

In connection with the appointment to the Board and in accordance with Company policy, the Company granted Mr. Bojtos, a fully vested option to purchase 1,500,000 shares of Company stock at an exercise price of $0.08 per share. In addition, Mr. Bojtos has a one year consulting agreement paying a salary of $5,000 per month.

Mr. Bojtos has been an Advisor to the Board of Directors for the past three years and has provided on site advice and direction to both the NUP project in Sumatra, Indonesia, and the preliminary analysis of the Beowawe project in Nevada which led to the execution of the Joint Venture Agreement with Atna Resources Ltd.

Mr. Bojtos has over 33 years' worldwide experience in the mining industry, including a strong background in corporate management as well as in all facets of the industry from exploration through the feasibility study stage to mine construction, operations and decommissioning. He is currently a Director of several public resource companies, including Desert Sun Mining Corp. (AMEX:
DEZ), Queenstake Resources Ltd, (AMEX: QEE) US Gold Corp. (USGL.OB). He is also a Director and Officer of Fischer-Watt Gold Company, Inc (FWGO.OB). Mr. Bojtos has no family relationship with any other member of the Board of Directors or Management.

The current Chairman, President, & CEO, Mr. Martial Levasseur, is retiring January 31, 2006, after a 40 year career in the mining industry. Mr. Levasseur was the founder of Apolo Gold & Energy Inc and will continue in an advisory capacity with the Company. The Board of Directors is appreciative of the contributions and support of Mr. Levasseur on his many years of service to the Company.

Mr. Levasseur has been provided a copy of this disclosure and he has informed the Board of Directors that he has no disagreement with the Board of Directors or the Company.

Item 9.01   Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. N/A
(b) Pro forma financial information. N/A
(c) Shell company transactions. N/A
(d) Exhibits.
     10.7     Bojtos Consulting Agreement



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOLO GOLD & ENERGY INC.

Dated: February 1, 2006


/s/ ROBERT DINNING
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ROBERT DINNING, Chief Financial Officer








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